SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 3, 2003

                                  NITCHES, INC.
             (Exact name of registrant as specified in its charter)

                                   California
                            (State of Incorporation)

        0-13851                                           95-2848021
(Commission File Number)                    (I.R.S. Employer Identification No.)

               10280 Camino Santa Fe, San Diego, California 92121
                    (Address of principal executive offices)

                  Registrant's telephone number: (858) 625-2633

                            NAP, INC. AND SUBSIDIARY

                          CONSOLIDATED FINANCIAL REPORT
                                   (Unaudited)

                               SEPTEMBER 30, 2002

NAP, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET
September 30, 2002
(Unaudited)
--------------------------------------------------------------------------------

ASSETS

Current Assets:
     Cash                                                            $   867,036
     Accounts receivable - trade, less allowance of $800,000          13,116,184
     Inventories                                                       8,610,108
     Prepaid expenses and other                                           12,880
     Deferred income taxes                                               330,000
                                                                     -----------

            Total current assets                                      22,936,208
                                                                     -----------

Fixed Assets, at cost:
     Equipment and furniture                                           2,367,970
     Leasehold improvements                                              691,111
                                                                     -----------

                                                                       3,059,081
     Less: Accumulated depreciation and amortization                   2,140,715
                                                                     -----------

            Fixed Assets, at cost less accumulated depreciation
               and amortization                                          918,366
                                                                     -----------

Other Assets:
     Due from related parties                                            310,600
     Other                                                               134,529
                                                                     -----------

            Total other assets                                           445,129
                                                                     -----------

                                                                     $24,299,703
                                                                     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
     Loans payable - bank                                            $ 4,500,000
     Accounts payable                                                  9,504,118
     Accrued expenses and other current liabilities                    1,231,073
     Income taxes payable                                                310,390
                                                                     -----------

            Total current liabilities                                 15,545,581
                                                                     -----------

Stockholders' Equity:
     Common stock, $0.001 par value; 20,000 shares
        authorized; 6,630 shares issued and outstanding                        7
     Additional paid-in capital                                        2,822,186
     Retained earnings                                                 5,931,929
                                                                     -----------

            Total stockholders' equity                                 8,754,122
                                                                     -----------

                                                                     $24,299,703
                                                                     ===========

See notes to consolidated financial statements.

NAP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF INCOME
Nine Months Ended September 30, 2002
(Unaudited)
--------------------------------------------------------------------------------

Net Sales                                                            $57,805,398
                                                                     -----------

Costs and Expenses:
     Cost of sales                                                    46,927,222
     Selling, general and administrative expenses                      9,270,325
                                                                     -----------

                                                                      56,197,547
                                                                     -----------

            Income from operations                                     1,607,851

Interest Expense                                                          18,685
                                                                     -----------

            Income before income taxes                                 1,589,166

Provision for Income Taxes                                               800,000
                                                                     -----------

            Net income                                               $   789,166
                                                                     ===========

See notes to consolidated financial statements.

NAP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF RETAINED EARNINGS
Nine Months Ended September 30, 2002
(Unaudited)
--------------------------------------------------------------------------------

Balance at December 31, 2001                                          $5,142,763

Net income                                                               789,166
                                                                      ----------

Balance at September 30, 2002                                         $5,931,929
                                                                      ==========

See notes to consolidated financial statements.

NAP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CASH FLOWS
Nine Months Ended September 30, 2002
(Unaudited)
--------------------------------------------------------------------------------

Cash Flows From Operating Activities:
     Net income                                                     $   789,166
     Adjustments to reconcile net income to net cash
        (used in) operating activities:
            Depreciation and amortization                               413,856
            Loss on disposal of fixed assets                             13,458
            Changes in operating assets and liabilities:
               (Increase) decrease in:
                   Accounts receivable - trade                       (6,664,079)
                   Inventories                                       (4,916,577)
                   Prepaid expenses and other                            21,212
                   Other assets                                          12,235
               Increase (decrease) in:
                   Accounts payable                                   3,786,564
                   Accrued expenses and other current liabilities       149,480
                   Income taxes                                        (447,722)
                                                                    -----------

               Net cash (used in) operating activities               (6,842,407)
                                                                    -----------

Cash Flows From Investing Activities:
     Acquisition of fixed assets                                        (50,738)
     Advances - related parties                                         (26,600)
                                                                    -----------

               Net cash (used in) investing activities                  (77,338)
                                                                    -----------

Cash Provided By Financing Activities:
     Loans payable - bank                                             4,500,000
                                                                    -----------

               Net (decrease) in cash                                (2,419,745)

Cash:
     Beginning                                                        3,286,781
                                                                    -----------

     Ending                                                         $   867,036
                                                                    ===========

Supplemental Disclosures of Cash Flow Information:
     Cash paid for:
        Income taxes                                                $ 1,248,000
                                                                    ===========

        Interest                                                    $     3,000
                                                                    ===========

See notes to consolidated financial statements.

NAP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      Principal Business Activity:

      The consolidated financial statements include the accounts of NAP, Inc. (the "Company") and its wholly-owned subsidiary, NAP Intimates, Inc. (the "Subsidiary"). The Company is engaged in the design and importation of women's and men's apparel for sale to select retailers throughout the United States. As of December 31, 2001 the Subsidiary closed its two remaining retail outlet stores. All significant intercompany accounts, transactions and balances have been eliminated in consolidation.

      Interim Information:

      In the opinion of management, the accompanying unaudited consolidated financial statements contain all adjustments (consisting of normal accruals) considered necessary for a fair presentation. Results of operations for the period covered by this report may not be indicative of the results of operations for an entire year.

      Revenue Recognition:

      The Company recognizes revenue when merchandise is shipped to its customers. Shipping and handling charged to customers are included in revenue.

      Inventories:

      Inventories are stated at the lower of cost or market; cost is determined using the first-in, first-out method.

      Freight and Handling:

      Freight out and handling expenses are included in cost of sales.

      Fixed Assets:

      Fixed assets are stated at cost, less accumulated depreciation and amortization. Depreciation of equipment and furniture is provided for by the straight-line method over the estimated useful lives of the assets ranging from five to seven years. Leasehold improvements are amortized using the straight-line method over the lesser of the estimated useful life of the improvement or the term of the related lease.

      Repairs and maintenance expenditures that do not extend the useful lives of the related assets are expensed as incurred.

NAP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Impairment of Long-Lived Assets:

      The Company evaluates the recoverability of long-lived assets, at each balance sheet date, using certain financial indicators such as historical and future ability to generate cash flows from operations. The Company's policy is to record an impairment loss in the period when it is determined that the carrying amount of the asset may not be recoverable. At September 30, 2002, no long-lived assets were deemed to be impaired.

      Allowance for Uncollectible Accounts:

      The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk of its customers, establishes an allowance for uncollectible accounts, where appropriate. The allowance is an amount that management believes will be adequate to absorb estimated losses on existing accounts receivable, based on an evaluation of the collectibility of accounts receivable. While management uses the best information available to make its evaluation, future adjustments to the allowance may be necessary if there are significant changes in economic conditions. The increase in the allowance for the nine months ended September 30, 2002 was $300,000.

      Use of Estimates:

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.    INVENTORIES

      Inventories at September 30, 2002 consist of the following:

                  Work-in-process                   $   54,270
                  Finished goods                     8,555,838
                                                    ----------

                                                    $8,610,108
                                                    ==========

      In-transit inventories (included herein) were approximately $4,800,000.

3.    OTHER ASSETS

      Included in other assets at September 30, 2002 are advances to related parties of approximately $311,000. These balances were without interest and were repaid in October 2002.

NAP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
--------------------------------------------------------------------------------

4.    LOANS PAYABLE - BANKS

      As of September 30, 2002, the Company had a $10,000,000 credit line with a bank of which approximately $5,449,000 was being utilized. A borrowing base formula relating to inventory and accounts receivable limits the total amount available. The borrowings bear interest at the Company's option at the prime rate less .25% or LIBOR plus 2% and are collateralized by all of the Company's assets.

      At September 30, 2002, the Company had outstanding letters of credit of approximately $949,000.

5.    ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

      Accrued expenses and other current liabilities at September 30, 2002 are comprised of the following:

      Fringe benefits                                           $  140,265
      Insurance                                                    125,943
      Royalties                                                    191,059
      Sample prints                                                431,880
      Other                                                        341,926
                                                                ----------

                                                                $1,231,073
                                                                ==========

6.    INCOME TAXES

      Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company's deferred tax assets at September 30, 2002 are comprised as follows:

      Deferred tax assets:
         Allowance for doubtful accounts                          $240,000
         Capitalization of expenses (Unicap)                        90,000
                                                                  --------

                                                                  $330,000
                                                                  ========

      Significant components of the provision for income taxes for the nine months ended September 30, 2002 are as follows:

      Current:
         Federal                                                  $600,000
         State and local                                           200,000
                                                                  --------

                                                                   800,000
      Deferred:
         Federal                                                        --
                                                                  --------

                                                                  $800,000
                                                                  ========

      The difference between the federal statutory tax rate and the effective tax rate results primarily from state and local taxes and certain nondeductible expenditures.

NAP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
--------------------------------------------------------------------------------

7.    CONCENTRATION OF CREDIT RISK AND OPERATING SEGMENTS

      Financial instruments that potentially subject the Company to concentration of credit risk include cash and accounts receivable arising from its normal business activities. Substantially all of the cash at September 30, 2002 was on deposit at one financial institution. The Company has no cash equivalents at September 30, 2002. All of the Company's cash are demand deposits at financial institutions.

      Sales to four customers represent 66% of net sales for the nine months ended September 30, 2002 and 70% of accounts receivable at September 30, 2002.

      The Company's products comprise a single operating segment. No significant assets are maintained outside of the United States of America.

8.    RETIREMENT PLAN

      The Company has a Profit Sharing/401(k) plan and substantially all employees are eligible to participate in the plan once they have attained one year of service, as defined. Participants may make elective contributions, as provided. The Company provides discretionary contributions on behalf of all participants. The Company has not made any contributions during the nine months ended September 30, 2002.

9.    LEASE COMMITMENTS

      The Company leases a warehouse and office facilities under noncancellable operating lease agreements.

      Total rent expense under the operating leases for the nine months ended September 30, 2002 amounted to approximately $687,000.

      Future minimum lease payments under noncancellable operating leases are approximately as follows:

            Year Ending September 30,
            -------------------------

                      2003                                      $  688,000
                      2004                                         696,000
                      2005                                         712,000
                      2006                                         457,000
                      2007                                         136,000
                                                                ----------

                                                                $2,689,000
                                                                ==========

         Certain of the leases contain provisions for additional rent based upon increases in the operating costs of the premises and the Consumer Price Index.

NAP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
--------------------------------------------------------------------------------

10.   SALE OF COMPANY'S STOCK

      On September 30, 2002 Designer Intimates, Inc. acquired the Company from its founders and obtained a credit line of approximately $12 million from a financial institution that is secured by the inventory and accounts receivable of the Company and the guarantees of the shareholders of Designer Intimates, Inc. On October 3, 2002, Nitches, Inc. acquired a 28% interest in Designer Intimates, Inc. Nitches has guaranteed $3 million of the credit line and this guarantee formed the consideration from Nitches for its 28% ownership interest.

                            NAP, INC. AND SUBSIDIARY

                          CONSOLIDATED FINANCIAL REPORT

                                DECEMBER 31, 2001

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders
NAP, Inc.

We have audited the accompanying consolidated balance sheets of NAP, Inc. and Subsidiary as of December 31, 2001 and 2000, and the related consolidated statements of income, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NAP, Inc. and Subsidiary as of December 31, 2001 and 2000, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


                                        McGladrey & Pullen, LLP

New York, New York
February 15, 2002, except for Note 10 as to which the date is September 30, 2002

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders
NAP, Inc.

We have audited the accompanying consolidated balance sheet of NAP, Inc. and Subsidiary as of December 31, 1999, and the related consolidated statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NAP, Inc. and Subsidiary as of December 31, 1999, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.


                                        Edward Isaacs & Company LLP

New York, New York
March 3, 2000

NAP, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS
December 31, 2001, 2000 and 1999

                                                                       2001            2000            1999
--------------------------------------------------------------------------------------------------------------
ASSETS

Current Assets:
     Cash                                                          $ 3,286,781     $   374,756     $   329,473
     Accounts receivable - trade, less allowances of $500,000
        (2001), $250,000 (2000) and $225,000 (1999)                  6,452,105       8,947,954       7,420,597
     Inventories                                                     3,693,531       5,372,555       4,461,644
     Prepaid expenses and other                                         34,092          34,805         138,889
     Income taxes receivable                                                --         204,881              --
     Deferred income taxes                                             180,000         180,000         180,000
                                                                   -----------     -----------     -----------

           Total current assets                                     13,646,509      15,114,951      12,530,603
                                                                   -----------     -----------     -----------

Fixed Assets, at cost:
     Equipment and furniture                                         3,064,517       2,858,654       2,729,728
     Leasehold improvements                                          1,532,205       1,354,846       1,422,792
                                                                   -----------     -----------     -----------

                                                                     4,596,722       4,213,500       4,152,520
     Less: Accumulated depreciation and amortization                 3,301,780       3,006,145       2,737,132
                                                                   -----------     -----------     -----------

           Fixed Assets, at cost less accumulated depreciation
              and amortization                                       1,294,942       1,207,355       1,415,388
                                                                   -----------     -----------     -----------

Other Assets:
     Deferred income taxes                                             150,000         180,000         160,000
     Due from related parties                                          284,000         284,000         284,000
     Other                                                             146,764         143,664         139,206
                                                                   -----------     -----------     -----------

           Total other assets                                          580,764         607,664         583,206
                                                                   -----------     -----------     -----------

                                                                   $15,522,215     $16,929,970     $14,529,197
                                                                   ===========     ===========     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
     Loans payable - banks                                         $        --     $ 3,000,000     $ 2,898,505
     Accounts payable                                                5,717,554       5,859,562       4,364,057
     Accrued expenses and other current liabilities                  1,081,593       1,607,099       1,132,719
     Income taxes payable                                              758,112              --         130,011
                                                                   -----------     -----------     -----------

           Total current liabilities                                 7,557,259      10,466,661       8,525,292
                                                                   -----------     -----------     -----------

Stockholders' Equity:
     Common stock, $0.001 par value; 20,000 shares
        authorized; 6,630 shares issued and outstanding                      7               7               7
     Additional paid-in capital                                      2,822,186       2,822,186       2,822,186
     Retained earnings                                               5,142,763       3,641,116       3,181,712
                                                                   -----------     -----------     -----------

           Total stockholders' equity                                7,964,956       6,463,309       6,003,905
                                                                   -----------     -----------     -----------

                                                                   $15,522,215     $16,929,970     $14,529,197
                                                                   ===========     ===========     ===========

See notes to consolidated financial statements.

NAP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME
Years Ended December 31, 2001, 2000 and 1999

                                                          2001            2000            1999
-------------------------------------------------------------------------------------------------
Net Sales                                             $78,781,323     $73,607,749     $60,338,582
                                                      -----------     -----------     -----------

Costs and Expenses:
     Cost of sales                                     64,078,509      60,639,148      48,328,509
     Selling, general and administrative expenses      11,954,426      11,812,216      11,100,893
                                                      -----------     -----------     -----------

                                                       76,032,935      72,451,364      59,429,402
                                                      -----------     -----------     -----------

            Income from operations                      2,748,388       1,156,385         909,180

Interest expense                                          246,741         396,981         391,631
                                                      -----------     -----------     -----------

            Income before income taxes                  2,501,647         759,404         517,549

Provision for income taxes                              1,000,000         300,000         210,000
                                                      -----------     -----------     -----------

            Net income                                $ 1,501,647     $   459,404     $   307,549
                                                      ===========     ===========     ===========

See notes to consolidated financial statements.

NAP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF RETAINED EARNINGS
Years Ended December 31, 2001, 2000 and 1999

                                         2001            2000            1999
--------------------------------------------------------------------------------

Balance, beginning of year            $3,641,116      $3,181,712      $2,874,163

Net income                             1,501,647         459,404         307,549
                                      ----------      ----------      ----------

Balance, end of year                  $5,142,763      $3,641,116      $3,181,712
                                      ==========      ==========      ==========

See notes to consolidated financial statements.

NAP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
Years Ended December 31, 2001, 2000 and 1999

                                                                          2001             2000             1999
-------------------------------------------------------------------------------------------------------------------
Cash Flows From Operating Activities:
     Net income                                                       $ 1,501,647      $   459,404      $   307,549
     Adjustments to reconcile net income to net cash
        provided by operating activities:
            Depreciation and amortization                                 397,067          425,805          505,070
            Deferred income taxes                                          30,000          (20,000)         (90,000)
            Loss on disposal of fixed assets                               12,463           58,305            3,299
            Changes in operating assets and liabilities:
               (Increase) decrease in:
                   Accounts receivable - trade                          2,495,849       (1,527,357)      (2,237,750)
                   Inventories                                          1,679,024         (910,911)       3,161,960
                   Prepaid expenses and other                                 713          104,084            8,443
                   Other assets                                            (3,100)          (4,458)          (1,028)
               Increase (decrease) in:
                   Accounts payable                                      (142,008)       1,495,505         (635,288)
                   Accrued expenses and other current liabilities        (525,506)         474,380           69,219
                   Income taxes                                           962,993         (334,892)         276,348
                                                                      -----------      -----------      -----------

               Net cash provided by operating activities                6,409,142          219,865        1,367,822

Cash (Used in) Investing Activities:
     Acquisition of fixed assets                                         (497,117)        (276,077)        (275,289)

Cash (Used In) Provided By Financing Activities:
     Loans payable - banks, net                                        (3,000,000)         101,495       (1,434,395)
                                                                      -----------      -----------      -----------

               Net increase in cash                                     2,912,025           45,283         (341,862)

Cash:
     Beginning                                                            374,756          329,473          671,335
                                                                      -----------      -----------      -----------

     Ending                                                           $ 3,286,781      $   374,756      $   329,473
                                                                      ===========      ===========      ===========

Supplemental Disclosures of Cash Flow Information:
     Cash paid for:
        Income taxes                                                  $     7,000      $   658,000      $    24,000
                                                                      ===========      ===========      ===========

        Interest                                                      $   273,000      $   361,000      $   454,000
                                                                      ===========      ===========      ===========

See notes to consolidated financial statements.

NAP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      Principal Business Activity:

      The consolidated financial statements include the accounts of NAP, Inc. (the "Company") and its wholly-owned subsidiary, NAP Intimates, Inc. (the "Subsidiary"). The Company is engaged in the design and importation of women's and men's apparel for sale to select retailers throughout the United States. As of December 31, 2001 the Subsidiary closed its two remaining retail outlet stores. There were no long-lived assets deemed to be impaired as a result of those closings and expenses to close these outlet stores during 2001 were nominal. All significant intercompany accounts, transactions and balances have been eliminated in consolidation.

      Revenue Recognition:

      The Company recognizes revenue when merchandise is shipped to its customers. Shipping and handling charged to customers are included in revenue.

      Inventories:

      Inventories are stated at the lower of cost or market; cost is determined using the first-in, first-out method.

      Freight and Handling:

      Freight out and handling expenses are included in cost of sales.

      Fixed Assets:

      Fixed assets are stated at cost, less accumulated depreciation and amortization. Depreciation of equipment and furniture is provided for by the straight-line method over the estimated useful lives of the assets ranging from five to seven years. Leasehold improvements are amortized using the straight-line method over the lesser of the estimated useful life of the improvement or the term of the related lease.

      Repairs and maintenance expenditures that do not extend the useful lives of the related assets are expensed as incurred.

      Impairment of Long-Lived Assets:

      The Company evaluates the recoverability of long-lived assets, at each balance sheet date, using certain financial indicators such as historical and future ability to generate cash flows from operations. The Company's policy is to record an impairment loss in the period when it is determined that the carrying amount of the asset may not be recoverable. At December 31, 2001, 2000 and 1999, no long-lived assets were deemed to be impaired.

NAP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Allowance for Uncollectible Accounts:

      The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk of its customers, establishes an allowance for uncollectible accounts, where appropriate. The allowance is an amount that management believes will be adequate to absorb estimated losses on existing accounts receivable, based on an evaluation of the collectibility of accounts receivable. While management uses the best information available to make its evaluation, future adjustments to the allowance may be necessary if there are significant changes in economic conditions. The increase in the allowance for the years ended December 31, 2001, 2000 and 1999 was as follows: $250,000
      (2001), $25,000 (2000) and $38,000 (1999).

      Use of Estimates:

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.    INVENTORIES

      Inventories consist of the following:

                                         2001           2000           1999
                                      ----------     ----------     ----------

                  Work-in-process     $   32,887     $  207,462     $  517,547
                  Finished goods       3,660,644      5,165,093      3,944,097
                                      ----------     ----------     ----------

                                      $3,693,531     $5,372,555     $4,461,644
                                      ==========     ==========     ==========

      In-transit inventories (included herein) were approximately $2,200,000, $1,600,000 and $500,000 at December 31, 2001, 2000 and 1999, respectively.

3.    OTHER ASSETS

      Included in other assets at December 31, 2001, 2000 and 1999 are advances to related parties of approximately $284,000. These balances are without interest and have no formal repayment terms.

4.    LOANS PAYABLE - BANKS

      As of December 31, 2001, the Company has a $10,000,000 credit line with a bank of which approximately $304,000 was being utilized. A borrowing base formula relating to inventory and accounts receivable limits the total amount available. The borrowings bear interest at the Company's option at the prime rate less .25% or LIBOR plus 2% and are collateralized by all of the Company's assets. The credit line, which may be terminated by the bank at any time, expires in May 2002.

      At December 31, 2001, the Company had outstanding letters of credit of approximately $304,000.

NAP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.    ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

      Accrued expenses and other current liabilities are comprised of the following:

                                           2001           2000           1999
                                        ----------     ----------     ----------

            Fringe benefits             $  148,299     $  180,123     $   90,018
            Insurance                      115,982        111,810         64,916
            Royalties                      158,761        550,306        429,860
            Sample prints                  302,539        372,914        333,713
            Other                          356,012        391,946        214,212
                                        ----------     ----------     ----------

                                        $1,081,593     $1,607,099     $1,132,719
                                        ==========     ==========     ==========

6.    INCOME TAXES

      Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets are as follows:

                                                            2001          2000           1999
                                                        ----------     ---------      ---------
            Deferred tax assets:
               Allowance for doubtful accounts          $  120,000     $ 110,000      $ 120,000
               Capitalization of expenses (Unicap)          60,000        70,000         60,000
               Excess of book over tax depreciation        150,000       180,000        160,000
                                                        ----------     ---------      ---------

                                                        $  330,000     $ 360,000      $ 340,000
                                                        ==========     =========      =========

      Significant components of the provision for income taxes are as follows:

                                                            2001          2000           1999
                                                        ----------     ---------      ---------
            Current:
               Federal                                  $  830,000     $ 280,000      $ 260,000
               State and local                             140,000        40,000         40,000
                                                        ----------     ---------      ---------

                                                           970,000       320,000        300,000

            Deferred:
               Federal                                      30,000       (20,000)       (90,000)
                                                        ----------     ---------      ---------

                                                        $1,000,000     $ 300,000      $ 210,000
                                                        ==========     =========      =========

      The difference between the federal statutory tax rate and the effective tax rate results primarily from state and local taxes and certain nondeductible expenditures.

NAP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.    CONCENTRATION OF CREDIT RISK AND OPERATING SEGMENTS

      Financial instruments that potentially subject the Company to concentration of credit risk include cash and accounts receivable arising from its normal business activities. Substantially all of the cash at December 31, 2001 was on deposit at one financial institution. The Company has no cash equivalents at December 31, 2001, 2000 or 1999. All of the Company's cash are demand deposits at financial institutions.

      Sales to four customers represent 66% of net sales for 2001 and 49% of accounts receivable at December 31, 2001. Sales to four customers represented 66% of net sales for 2000 and 58% of accounts receivable at December 31, 2000. Sales to two customers represented 41% of net sales for 1999 and 30% of accounts receivable at December 31, 1999.

      The Company's products comprise a single operating segment. No significant assets are maintained outside of the United States of America.

8.    RETIREMENT PLAN

      The Company has a Profit Sharing/401(k) plan and substantially all employees are eligible to participate in the plan once they have attained one year of service, as defined. Participants may make elective contributions, as provided. The Company provides discretionary contributions on behalf of all participants. The Company contributed approximately $98,000, $75,000 and $80,000 for the years ended December 31, 2001, 2000 and 1999, respectively.

9.    LEASE COMMITMENTS

      The Company leases a warehouse and office facilities under noncancellable operating lease agreements.

      Total rent expense under the operating leases for the years ended December 31, 2001, 2000 and 1999 amounted to approximately $906,000, $1,209,000 and
      $1,079,000, respectively.

      Future minimum lease payments under noncancellable operating leases are approximately as follows:

          Year Ending December 31,
          ------------------------

                    2002                                      $  671,000
                    2003                                         354,000
                    2004                                         325,000
                    2005                                         325,000
                    2006                                         325,000
                 Thereafter                                       54,000
                                                              ----------

                                                              $2,054,000
                                                              ==========

      Certain of the leases contain provisions for additional rent based upon increases in the operating costs of the premises and the Consumer Price Index.

NAP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10.   SUBSEQUENT EVENT

      On September 30, 2002 Designer Intimates, Inc. acquired the Company from its founders and obtained a credit line of approximately $12 million from a financial institution that is secured by the inventory and accounts receivable of the Company and the guarantees of the shareholders of Designer Intimates, Inc. On October 3, 2002, Nitches, Inc. acquired a 28% interest in Designer Intimates, Inc. Nitches has guaranteed $3 million of the credit line and this guarantee formed the consideration from Nitches for its 28% ownership interest.

Item 2. Acquisition or Disposition of Assets

On November 1, 2002, the Registrant issued a press release announcing that it had acquired a 28% interest in Designer Intimates, Inc.

                                    SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

                                                     NITCHES, INC.
                                            -------------------------------
                                                      Registrant


January 3, 2003                         By: /s/ Steven P. Wyandt
                                            -------------------------------
                                               Steven P. Wyandt
                                            As Principal Financial Officer
                                            and on behalf of the Registrant